UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2005

METROPCS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-111470	75-2550006
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer identification Number)

8144 Walnut Hill Lane
Suite 800
Dallas, Texas	75231
(Address of principal executive offices)	(Zip Code)

(214) 265-2550

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 425 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Appointment of Principal Officer.

Effective January 24, 2005, the Board of Directors of MetroPCS, Inc. (the “Registrant”) appointed Christine B. Kornegay to the position of Vice President, Chief Accounting Officer and Controller.

Ms. Kornegay, 41, served as a Finance Consultant to Allegiance Telecom Liquidating Trust from June 24, 2004 until January 21, 2005 and as the Vice President – Finance and Controller for Allegiance Telecom, Inc., a facilities-based national competitive local exchange carrier, from January 15, 2001 until June 23, 2004. From June 28, 1994 until January 12, 2001, Ms. Kornegay served as National Finance Director of Pricing & Analysis for AT&T Wireless Services, a national wireless provider.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROPCS, INC.

Date: January 26, 2005	By:	/s/ J. Lyle Patrick
	Name:	J. Lyle Patrick
	Title:	Vice President and Chief Financial Officer